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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Amendment No. 1 of Registration Statement No. 333-17043 of Simula, Inc. on Form S-3 of our report dated March 21, 1996, appearing in the Form 10-K of Simula, Inc. for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.




DELOITTE & TOUCHE LLP
Phoenix, Arizona
January 29, 1997